UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 4, 2006 (May 4, 2006)


                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                      1-11178               13-3662955
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  (State or Other Jurisdiction of         (Commission         (I.R.S. Employer
           Incorporation)                 File Number)       Identification No.)

                237 Park Avenue
               New York, New York                                  10017
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On May 4, 2006, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press release dated May 4, 2006.




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REVLON, INC.

                                            By: /s/ Robert K. Kretzman
                                                ----------------------
                                            Robert K. Kretzman
                                            Executive Vice President, Chief
                                            Legal Officer, General Counsel and
                                            Secretary


Date: May 4, 2006




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

                                  EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

         99.1                       Press release dated May 4, 2006.




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